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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2007

VENOCO, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	333-123711	77-0323555
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

370 17th Street, Suite 3900 Denver, Colorado		80202-1370
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (303) 626-8300

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

        (b)   On March 27, 2007, Ed O'Donnell was appointed as a vice president of Venoco, Inc. and, in connection with that appointment, resigned from the company's board of directors.

        (e)   On March 27, 2007, the compensation committee of the company's board of directors adopted the Venoco, Inc. 2007 Long-Term Incentive Program (the "LTIP"), which provides for performance-based awards to be made under the Venoco, Inc. Amended and Restated 2005 Stock Incentive Plan. Under the LTIP, eligible executives of the company are granted shares of stock that are subject to forfeiture if certain performance goals are not reached within a specified performance period.

        Actual payouts of shares under the LTIP, if any, will be determined by a non-discretionary formula, which measures the company's performance using total stockholder return (including reinvestment of dividends) in relation to the total stockholder return of all the companies in a designated peer group. If the company's total stockholder return relative to the peer group is below the 50th percentile, then no shares will be earned. If the company's total stockholder return over the performance period is above the minimum threshold relative to the peer group, the forfeiture restrictions relating to all or some of the shares will lapse to the extent positive thresholds are achieved.

        Also on March 27, 2007, the compensation committee granted Timothy Marquez, the company's CEO, 205,882 performance shares under the LTIP and the 2005 Stock Incentive Plan. The shares are subject to forfeiture to the extent not vested. The vesting schedule annually measures total stockholder return of the company over a four-year period against the total stockholder return of the designated peer group. Twenty-five percent of the shares are first eligible for vesting each calendar year, beginning with the first year. Any shares not vested for a calendar year will be rolled forward and eligible for vesting in the following year. Any shares not vested as of the end of the four-year period are forfeited. A summary of the vesting schedule is set forth below.

Company Return Relative to Peer Group	Vesting Amount
Equal to or greater than 75th percentile	100% of available shares in tranche
Equal to or greater than 50th percentile but less than 75th percentile
50% of available shares in tranche, plus 4% of the remaining available shares in tranche for every percentile the company's total stockholder return is above the 50th percentile relative to the peer group
Less than 50th percentile	No vesting

        Also on March 27, 2007, the company adopted the Venoco, Inc. 2007 Senior Executive Bonus Plan (the "Plan"). Certain designated officers of the company are eligible to participate in the Plan. The Plan is administered by the compensation committee, which is composed of not less than two directors, each of whom is an "outside director" (within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended). The Plan generally provides for the grants of awards, as determined by the compensation committee, to a participant based on the attainment of certain specified performance goals during a specified performance period (which under the Plan is the company's fiscal year).

        The applicable performance goals will be based on objective performance criteria established in advance by the compensation committee. These are measured in terms of one or more of the following objectives: implementation of a strategic plan, stock price, earnings per share, total stockholder return, operating margin, stock price as a multiple of cash flow, return on equity, return on assets, return on investment, operating income, net operating income, pre-tax income, cash flow, revenue, expenses,

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earnings before interest, taxes and depreciation, economic value added, reserve additions, finding and development costs, drilling and workover budget, increases in average daily production, return on capital invested, corporate overhead costs, interest coverage ratio, consolidated leverage ratio, ratio of PV-10 to debt, environmental and safety programs, stockholders' equity, and corporate acquisitions. The performance goals may be applicable to the company and/or any of its subsidiaries or individual business units and may differ from participant to participant.

        The compensation committee will establish for each performance period a maximum award (and, if the compensation committee deems appropriate, a threshold and target award) and performance goals for each participant. Awards will be earned by each participant based upon the level of attainment of his or her goals during the applicable performance period, provided that the compensation committee may reduce the amount of any award in its sole and absolute discretion. The compensation committee will determine the level of attainment of the goals for each participant and the award to be made to each participant. Payment of bonus awards will be made in cash. The maximum amount of an award that is intended to qualify as performance-based compensation for purposes of Section 162(m) to a single participant will not exceed $2,000,000.

        No award intended to qualify as performance-based compensation for purposes of Section 162(m) may be paid under the Plan unless and until the stockholders of the company have approved the Plan in a manner which complies with the stockholder approval requirements of Section 162(m). Additionally, no such award will be paid until the compensation committee has certified the level of attainment of the applicable performance criteria.

        The compensation committee also approved the performance goals that will be used to determine the extent to which bonuses will be payable for the 2007 fiscal year under the Plan. The goals relate to the company's average daily net production, reserve growth and ratio of debt to EBITDA.

        The target award a participant may receive for satisfying the performance goals and the maximum adjusted target award for each of Timothy Marquez, William Schneider (President), Mark DePuy (COO), Timothy Ficker (CFO designate) and Terry Anderson (General Counsel) are set forth below. The maximum adjusted target award for each participant is subject to the provisions of the Plan and the compensation committee's discretion to reduce any award.

Participants	Target Award	Maximum Adjusted Target Award
Timothy Marquez	100% of Base Salary	200% of Base Salary
William Schneider	65% of Base Salary	130% of Base Salary
Mark DePuy	65% of Base Salary	130% of Base Salary
Timothy Ficker	45% of Base Salary	90% of Base Salary
Terry Anderson	25% of Base Salary	50% of Base Salary

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 2, 2007

VENOCO, INC.
By:	/s/ TIMOTHY M. MARQUEZ
Name:	Timothy M. Marquez
Title:	Chief Executive Officer

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  ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
SIGNATURE